UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2014

Global Digital Solutions, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 800 West

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This amendment No. 2 on Form 8-K/A (the “Amendment”) amends Exhibit 99.1 attached to the Form 8-K of Global Digital Solutions, Inc. (the “Company”) filed with the Securities and Exchange Commission (“Commission”) on August 19, 2014 (the "Original Report"). The Company is filing this Amendment in response to comments from the Staff of the Commission.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press release dated June 18, 2014 issued by GDSI.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Digital Solutions, Inc.

Date: August 29, 2014	By:	/s/ David A. Loppert
David A. Loppert
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release dated June 18, 2014 issued by GDSI.

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